EXHIBIT 10.1

                                  ELCOTEL, INC.

                             1991 STOCK OPTION PLAN

1. Definitions

            As used in this Plan, the following definitions apply to the terms indicated below:

            1. "Board" means the Board of Directors of the Company.

            2. A Change of Control means the occurrence of any one or more of the following events: (i) if any transaction occurs whereby a substantial portion of the assets of the Company are transferred, exchanged or sold to a non-affiliated third party other than in the ordinary course of business; (ii) if a merger or consolidation involving the Company occurs and the stockholders of the Company immediately before such merger or consolidation do not own immediately after such merger or consolidation at least fifty percent (50%) of the outstanding common stock of the surviving entity or the entity into which the common stock of the Company is converted; or (iii) if any person (including without limitation any individual, partnership or corporation) becomes the owner, directly or indirectly, of securities of the Company or its successor (or a parent company thereof) representing thirty-five percent (35%) or more of the combined voting power of the Company's or its successor's (or a parent's, as the case may be) securities then outstanding.

            3. "Committee" means the Compensation and Stock Option Committee appointed by the Board from time to time to administer the Plan. The Committee shall consist of at least two persons, who shall be directors of the Company and who shall not be or have been granted or awarded, while serving on the Committee or within one year prior thereto, stock, stock options, or stock appreciation rights pursuant to any plan of the Company or any of its affiliates except a plan that provides for formula grants or awards.

            4. "Company" means Elcotel, Inc., a Delaware corporation.

            5. "Fair Market Value" of a Share on a given day means, if the Shares are traded in a public market, the mean between the highest and lowest quoted selling prices of a Share as reported on the principal securities exchange on which the Shares are then listed or admitted to trading, or if not so reported, the mean between the highest and lowest quoted selling prices of a Share, or the mean between the highest asked price and the lowest bid price as the case may be, as reported on the National Association of Securities Dealers Automated Quotation System. If the Shares shall not be so traded, the Fair Market Value shall be determined by the Committee taking into account all relevant facts and circumstances.


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            6.  "Grantee"  means  a  person  who is  either  an  Optionee  or an
Optionee-Shareholder.

            7. "Incentive Stock Option" means an option, whether granted under this Plan or otherwise, that qualifies as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code.

            8. "Option" means a right to purchase Shares under the terms and conditions of this Plan as evidenced by an option certificate or agreement for Shares in such form, not inconsistent with this Plan, as the Committee may adopt for general use or for specific cases from time to time.

            9. "Optionee" means a person other than an Optionee-Shareholder to whom an option is granted under this Plan.

            10. "Optionee-Shareholder" means a person to whom an option is granted under this Plan and who at the time such option is granted owns, actually or constructively, stock of the Company or of a Parent or Subsidiary possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of such Parent or Subsidiary.

            11. "Nonqualified Option" means an Option that is not an Incentive Stock Option.

            12. "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of granting an Option, each of the corporations in the unbroken chain (other than the Company) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

            13. "Plan" means this Elcotel, Inc. 1991 Stock Option Plan, including any amendments to the Plan.

            14. "Share" means a share of the Company's common stock, par value $.01 per share, either now or hereafter owned by the Company as treasury stock or authorized but unissued.

            15. "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting an Option, each of the corporations in the unbroken chain (other than the last corporation in the chain) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

            16. Options shall be deemed "granted" under this Plan on the date on which the Committee, by appropriate action, approves the grant of an Option hereunder or on such subsequent date as the Committee may designate.

            17. As used herein, the masculine includes the feminine, the plural includes the singular, and the singular includes the plural.


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2. Purpose

            The purposes of the Plan are as follows.

            1. To secure for the Company and its shareholders the benefits arising from share ownership by those officers and key employees of the Company and its Subsidiaries who will be responsible for the Company's future growth and continued success. The Plan is intended to provide an incentive to officers and key employees by providing them with an opportunity to acquire an equity interest or increase an existing equity interest in the Company, thereby increasing their personal stake in its continued success and progress.

            2. To enable the Company and its Subsidiaries to obtain and retain the services of key employees, by providing such key employees with an opportunity to acquire Shares under the terms and conditions and in the manner contemplated by this Plan.

3. Plan Adoption and Term

            1. This Plan shall become  effective upon its adoption by the Board, and Options may be issued upon such adoption and from time to time thereafter; provided, however, that the Plan shall be submitted to the Company's shareholders for their approval at the next annual meeting of shareholders, or prior thereto at a special meeting of shareholders expressly called for such purpose; and provided further, that the approval of the Company's shareholders shall be obtained within 12 months of the date of adoption of the Plan. If the Plan is not approved by the affirmative vote of the holders of a majority of all shares present in person or by proxy, at a duly called shareholders' meeting at which a quorum representing a majority of all voting stock is present in person or by proxy and voting on this Plan, then this Plan and all Options then outstanding under it shall forthwith automatically terminate and be of no force and effect.

            2. Subject to the provisions hereinafter contained relating to amendment or discontinuance, this Plan shall continue to be in effect for ten
(10) years from the date of adoption of this Plan by the Board. No Options may be granted hereunder except within such period of ten (10) years.

4. Administration of Plan

            1. This Plan shall be administered by the Committee. Except as otherwise expressly provided in this Plan, the Committee shall have authority to interpret the provisions of the Plan, to construe the terms of any Option, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of Options granted hereunder, and to make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. Without limiting the foregoing, the Committee shall, to the extent and in the manner contemplated herein, exercise the discretion granted to it to determine to whom Incentive Stock Options and Non-qualified Options shall be granted, how many Shares shall be subject to each such Option, whether a Grantee shall be required to surrender for cancellation an outstanding Option


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

as a condition to the grant of a new Option, and the prices at which Shares shall be sold to Grantees. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency.

            2. No member of the Committee shall be liable for any action taken or omitted or any determination made by him in good faith relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any act or omission in connection with the Plan, unless arising out of such person's own fault or bad faith.

            3. Any power granted to the Committee either in this Plan or by the Board, may at any time be exercised by the Board, and any determination by the Committee shall be subject to review and approval or reversal or modification by the Board.

5. Eligibility

            Officers and key employees of the Company and its Subsidiaries shall be eligible for selection by the Committee to be granted Options. An employee who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options if the Committee shall so determine.

6. Options

            1. Subject to adjustment as provided in Paragraph 13 hereof, Options may be granted pursuant to the Plan for the purchase of not more than 2,600,000 Shares; provided, however, that if prior to the termination of the Plan, an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased Shares subject thereto shall again be available for the purposes of the Plan.

            2. The aggregate fair market value (determined as of the time Options are granted) of the stock with respect to which Incentive Stock Options may be or become exercisable for the first time by a Grantee during any calendar year (whether granted under this Plan or any other plan of the Company or any Parent or Subsidiary corporation) shall not exceed $100,000. To the extent an Incentive Stock Option may be or become exercisable in violation of this limitation, it shall be deemed to be a Nonqualified Option.

7. Option Price

            The purchase price per Share deliverable upon the exercise of an Option shall be determined by the Committee, but shall not be less than the greater of:


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

                  (1) 100% of the Fair Market Value of such Share on the date the Option is granted (110% of the Fair Market Value of such Share on the date an Incentive Stock Option is granted to an Optionee-Shareholder), and

                  (2) $0.75.

8. Duration of Options

            Each Option and all rights thereunder shall expire and the Option shall no longer be exercisable on a date not later than five (5) years from the date on which the Option was granted. Options may expire and cease to be exercisable on such earlier date as the Committee may determine at the time of grant. Options shall be subject to termination before their expiration date as provided herein.

9. Conditions Relating to Exercise of Options

            1. The Shares subject to any Option may be purchased at any time during the term of the Option, unless, at the time an Option is granted, the Committee shall have fixed a specific period or periods in which exercise must take place. To the extent an Option is not exercised when it becomes initially exercisable, or is exercised only in part, the Option or remaining part thereof shall not expire but shall be carried forward and shall be exercisable until the expiration or termination of the Option. Partial exercise as to whole Shares is permitted from time to time, provided that no partial exercise of an Option shall be for a number of Shares having a purchase price of less than $100.

            2. No Option shall be transferable by the Grantee thereof other than by will or by the laws of descent and distribution, and Options shall be exercisable during the lifetime of a Grantee only by such Grantee or, to the extent that such exercise would not prevent an Option from qualifying as an Incentive Stock Option under the Internal Revenue Code, by his or her guardian or legal representative.

            3. Certificates for Shares purchased upon exercise of Options shall be issued either in the name of the Grantee or in the name of the Grantee and another person jointly with the right of survivorship. Such certificates shall be delivered as soon as practical following the date the Option is exercised.

            4. An Option shall be exercised by the delivery to the Company at its principal office, to the attention of its Secretary, of written notice of the number of Shares with respect to which the Option is being exercised, and of the name or names in which the certificate for the Shares is to be issued, and by paying the purchase price for the Shares. The purchase price shall be paid in cash or by certified check or bank cashier's check. Alternatively, to the extent permitted by the Committee and in its sole discretion, the purchase price may be paid by delivering to the Company:


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

                  (1) Shares (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by the Grantee having a Fair Market Value equal to the purchase price; or

                  (2) a notarized statement attesting to ownership of the number of Shares which are intended to be used at Fair Market Value to pay the purchase price, with the certificate number(s) thereof, and requesting that only the incremental number of Shares as to which the Option is being exercised be issued by the Company.

            5. Notwithstanding any other provision in this Plan, no Option may be exercised unless and until (i) this Plan has been approved by the shareholders of the Company, and (ii) the Shares to be issued upon the exercise thereof have been registered under the Securities Act of 1933 and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration. The Company shall not be under any obligation to register under applicable Federal or state securities laws any Shares to be issued upon the exercise of an Option granted hereunder, or to comply with an appropriate exemption from registration under such laws in order to permit the exercise of an Option or the issuance and sale of Shares subject to such Option. If the Company chooses to comply with such an exemption from registration, the certificates for Shares issued under the Plan, may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Shares represented thereby, and the Committee may also give appropriate stop-transfer instructions to the transfer agent of the Company.

            6. Any person exercising an Option or transferring or receiving Shares shall comply with all regulations and requirements of any governmental authority having jurisdiction over the issuance, transfer or sale of securities of the Company or over the extension of credit for the purposes of purchasing or carrying any margin securities, or the requirements of any stock exchange on which the Shares may be listed, and as a condition to receiving any Shares, shall execute all such instruments as the Committee in its sole discretion may deem necessary or advisable.

            7. Each Option shall be subject to the requirement that if the Committee shall determine that the listing, registration or qualification of the Shares subject to such Option upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental or regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issuance or purchase of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effective or obtained free of any conditions not acceptable to the Committee.

10. Effect of Termination of Employment or Death

            1. In the event of termination of a Grantee's employment by reason of such Grantee's death, disability, or retirement with the consent of the Board or in accordance with an applicable retirement plan, any outstanding Option held by such Grantee shall, notwithstanding the extent to which such Option was exercisable prior to termination of employment, immediately become exercisable as to the total number of Shares purchasable thereunder. Any such Option shall remain so


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

exercisable at any time prior to its expiration date or, if earlier, the first anniversary of termination of the Grantee's employment.

            2. In the event of termination of a Grantee's employment for any reason other than death, disability, or retirement with the consent of the Board or in accordance with an applicable retirement plan, all rights of any kind under any outstanding Option held by such Grantee shall immediately lapse and terminate; provided, however, that the Committee may, in its discretion, elect to permit exercise for a period ending on the earlier of the expiration date of the Option absent any such termination of employment and a date thirty days after the termination of employment as to the total number of Shares purchasable under the Option as of the date of such termination; and provided further, that the Committee may, in its discretion, elect to permit exercise until a date determined by the Committee but not later than the expiration date of the Option absent any such termination of employment as to the total number of Shares purchasable under the Option as of the date of such termination, subject to any further conditions that the Committee may determine.

            3. Whether an authorized leave of absence or absence in military or government service shall constitute termination of employment shall be determined by the Committee. Transfer of employment between the Company and a Subsidiary corporation or between one Subsidiary corporation and another shall not constitute termination of employment.

11. No Special Employment Rights

            Nothing contained in the Plan or in any Option shall confer upon any Grantee any right with respect to the continuation of his or her employment by the Company or a Subsidiary or interfere in any way with the right of the Company or a Subsidiary, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Grantee from the rate in existence at the time of the grant of an Option.

12. Rights as a Shareholder

            The Grantee of an Option shall have no rights as a shareholder with respect to any Shares covered by an Option until the date of issuance of a certificate to him for such Shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date occurs prior to the date of issuance of such certificate.

13. Anti-dilution Provision

            1. In case the Company shall (i) declare a dividend or dividends on its Shares payable in shares of its capital stock, (ii) subdivide its outstanding Shares, (iii) combine its outstanding Shares into a smaller number of Shares, or (iv) issue any shares of capital stock by reclassification of its Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the number of Shares authorized under the Plan will be adjusted proportionately. Similarly, in any such event, there will be a proportionate adjustment in the


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number of Shares subject to unexercised  Options (but without  adjustment to the aggregate option price).

            2. The Committee may provide, either before or at or about the time of the occurrence of a Change of Control, in any outstanding or newly issued Option that a Grantee's right to exercise any such Option shall accelerate as a consequence of or in connection with a Change of Control. In addition, the Committee may provide in any outstanding or newly issued Option that a Grantee's right to exercise any such Option shall accelerate in the event of a termination of employment of such Grantee without cause pursuant to the terms of a written agreement between the Company and the Grantee which has been approved by the Committee.

14. Withholding Taxes

            Whenever an Option is to be exercised under the Plan, the Company shall have the right to require the Grantee, as a condition of exercise of the Option, to remit to the Company an amount sufficient to satisfy the Company's (or a Subsidiary's) Federal, state and local withholding tax obligation, if any, that will, in the sole opinion of the Committee, result from the exercise. In addition, the Company shall have the right, at the sole discretion of the Committee, to satisfy any such withholding tax obligation by retention of Shares issuable upon such exercise having a Fair Market Value on the date of exercise equal to the amount to be withheld.

15. Amendment of the Plan

            The Board may at any time and from time to time terminate or modify or amend the Plan in any respect, except that, without shareholder approval, the Board may not (a) increase the number of Shares which may be issued under the Plan, or (b) modify the requirements as to eligibility for participation under the Plan. The termination or modification or amendment of the Plan shall not, without the consent of a Grantee, affect his rights under an Option previously granted to him or her. With the consent of the Grantee, the Board may amend outstanding Options in a manner not inconsistent with the Plan.

16. Miscellaneous

            1. It is expressly understood that this Plan grants powers to the Committee but does not require their exercise; nor shall any person, by reason of the adoption of this Plan, be deemed to be entitled to the grant of any Option; nor shall any rights begin to accrue under the Plan except as Options may be granted hereunder.

            2. All expenses of the Plan, including the cost of maintaining records, shall be borne by the Company.

17. Governing Law

            This Plan and all rights hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware.

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